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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 28, 2001



                      DUKE-WEEKS REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


          Indiana                         0-20625                35-1898425
  (State or jurisdiction of             (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


      8888 KEYSTONE CROSSING, SUITE 1200
            INDIANAPOLIS, INDIANA                                     46240
   (Address of principal executive offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 808-6000


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file no. 333-37920, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

Exhibit
Number            Exhibit
-------           -------

  1               Terms Agreement dated February 28, 2001.

  4 Ninth Supplemental Indenture dated as of March 5, 2001, including form of global note evidencing 6.95% Senior Notes due 2011.

  5               Opinion of Bose McKinney & Evans LLP, including consent.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DUKE-WEEKS REALTY LIMITED PARTNERSHIP

                                       By: DUKE-WEEKS REALTY CORPORATION,
                                           General Partner


Date: March 2, 2001                        By: /s/ James R. Windmiller
                                               ------------------------
                                               James R. Windmiller
                                               Senior Vice President,
                                               Corporate Taxation











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